UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2011

First Commonwealth Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 North Sixth Street, Indiana, PA		15701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 20, 2011, First Commonwealth Financial Corporation (the “Company”) held its annual meeting of shareholders. At the annual meeting, shareholders of the Company: (1) elected Julie A. Caponi, Ray T. Charley, Gary R. Claus, David S. Dahlmann, John J. Dolan, David W. Greenfield, Luke A. Latimer, James W. Newill, Laurie Stern Singer and Robert J. Ventura to the Board of Directors for terms expiring in 2012; (2) approved the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (3) approved the advisory vote on the compensation of the Company’s named executive officers; (4) cast the highest number of advisory votes for conducting advisory votes on the compensation of the Company’s named executive officers every year; and (5) did not approve a shareholder proposal regarding a report on pay and parity. The final results of voting on each of the matters submitted to a vote of security holders during the annual meeting are as follows.

1. Election of Directors	For	Withheld	Abstain	Broker Non-Vote
Julie A. Caponi	69,279,961	2,555,887	949,340	14,126,126
Ray T. Charley	69,157,780	2,678,068	949,340	14,126,126
Gary R. Claus	68,729,720	3,106,128	949,340	14,126,126
David S. Dahlmann	69,189,226	2,646,622	949,340	14,126,126
John J. Dolan	69,138,274	2,697,574	949,340	14,126,126
Johnston A. Glass	65,538,128	6,297,720	949,340	14,126,126
David W. Greenfield	69,325,963	2,509,885	949,340	14,126,126
Luke A. Latimer	55,923,840	15,912,008	949,340	14,126,126
James W. Newill	68,934,470	2,901,378	949,340	14,126,126
Laurie Stern Singer	41,046,969	30,788,879	949,340	14,126,126
Robert J. Ventura	69,205,637	2,630,211	949,340	14,126,126
Wendell R. Hunt*	8,879	N/A	N/A	N/A

*	Mr. Hunt was nominated by a shareholder in accordance with the Company’s By-Laws. All votes for Mr. Hunt were cast by ballot at the annual meeting.

	For	Against	Abstain
2. Ratification of KPMG LLP as independent registered public accountants	83,101,591	2,340,412	519,970

	For	Against	Abstain	Broker Non-Vote
3. Approval of the advisory vote on executive compensation	69,201,768	4,325,805	885,559	11,548,841

	One Year	Two Years	Three Years	Abstain	Broker Non-Vote
4. Approval of advisory vote on the frequency of votes on executive compensation	57,883,280	1,227,223	14,186,987	1,115,641	11,548,842

	For	Against	Abstain	Broker Non-Vote
5. Shareholder proposal regarding a report on pay and parity	11,466,537	54,487,028	8,459,567	11,548,841

On April 21, 2011, following the Company’s annual meeting of shareholders, the Board of Directors adopted a resolution providing that an advisory vote on executive compensation would be held annually until the next shareholder vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2011
FIRST COMMONWEALTH FINANCIAL CORPORATION

	By:	/s/ Robert E. Rout
	Name:	Robert E. Rout
	Title:	Executive Vice President and
Chief Financial Officer